UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                  ------------------------

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 Or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           November 4, 2004
                                                 -------------------------------


                         ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                       1-8403                      38-1749884
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(State or Other Jurisdiction     (Commission                 (IRS Employer
 of Incorporation)               File Number)                Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                        48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
                                                    ----------------------------


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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03    Amendments to Bylaws
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      On November 4, 2004, the Board of Directors of Energy Conversion Devices,
Inc. amended Article VIII of the Company's bylaws decreasing the maximum number of directors to seven effective November 18, 2004. A copy of the Amendment is filed as Exhibit 3.1 to this report.

Exhibit Index:
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3.1   Amendment to Article VIII of the Bylaws of Energy Conversion Devices, Inc.

















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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ENERGY CONVERSION DEVICES, INC.


                                  By: /s/ Stephan W. Zumsteg
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

Date: November 5, 2004















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